Exhibit 99.2

1st QUARTER FISCAL 2019

Supplemental Operating & Financial Data

Supplemental Financial and Operating Data
Table of Contents
July 31, 2018

S-1

Company Background
First Quarter Fiscal 2019
We are a multifamily real estate investment trust (REIT) focused on the ownership, management, acquisition, redevelopment, and development of multifamily apartment communities.  As of July 31, 2018, we owned interests in 87 multifamily properties consisting of 13,703 apartment homes. IRET's common shares and Series C preferred shares are publicly traded on the New York Stock Exchange (NYSE symbols: "IRET" and "IRET PRC," respectively).
Company Snapshot
(as of July 31, 2018)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multifamily
Total Multifamily Properties	87
Total Units	13,703
Common Shares Outstanding (thousands)	119,507
Limited Partnership Units Outstanding (thousands)	13,895
Common Share Distribution – Quarter/Annualized	$0.07/$0.28
Annualized Dividend Yield	5.1%
Total Capitalization	$1.5 billion
Investor Information
(as of August 31, 2018)
Board of Trustees

Jeffrey P. Caira	Trustee and Chair
Michael T. Dance	Trustee, Chair of Audit Committee
Mark O. Decker, Jr.	Trustee, President, Chief Executive Officer and Chief Investment Officer
Emily Nagle Green	Trustee
Linda J. Hall	Trustee, Chair of Compensation Committee
Terrance P. Maxwell	Trustee
Jeffrey L. Miller	Trustee, Chair of the Nominating and Governance Committee
John A. Schissel	Trustee, Chair of Capital Markets Committee
Mary J. Twinem	Trustee

Management

Mark O. Decker, Jr.	President, Chief Executive Officer, and Trustee
John A. Kirchmann	Executive Vice President and Chief Financial Officer
Anne Olson	Executive Vice President, Chief Operating Officer, General Counsel and Secretary

Corporate Headquarters:	Investor Relations Contact:
1400 31st Avenue SW, Suite 60	Jonathan Bishop
P.O. Box 1988	(701) 837-7104
Minot, ND 58702-1988	IR@iret.com

Trading Symbol for Common Shares: IRET
Trading Symbol for Series C Preferred Shares: IRET PRC
Stock Exchange Listing: NYSE

S-2

Common Share Data (NYSE: IRET)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	Fiscal Year 2019	Fiscal Year 2018	Fiscal Year 2018	Fiscal Year 2018	Fiscal Year 2018
High Closing Price	$5.94	$5.58	$6.06	$6.32	$6.72
Low Closing Price	$5.13	$4.65	$5.52	$5.81	$5.64
Average Closing Price	$5.51	$5.09	$5.80	$6.09	$6.07
Closing Price at end of quarter	$5.48	$5.33	$5.67	$5.85	$6.22
Common Share Distributions – annualized	$0.28	$0.28	$0.28	$0.28	$0.28
Closing Dividend Yield – annualized	5.1%	5.3%	4.9%	4.8%	4.5%
Closing common shares outstanding (thousands)	$119,507	$119,526	$120,035	$120,188	$120,587
Closing limited partnership units outstanding (thousands)	$13,895	$14,099	$14,168	$14,618	$14,657
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$731,043	$712,221	$760,931	$788,615	$841,218
This Supplemental Operating and Financial Data contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which may be identified by the use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” “outlook” and similar expressions that do not relate to historical matters, specifically including our future plan and anticipated operating results, are based on our expectations, forecasts and assumptions at the time of this earnings release. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in such forward-looking statements.
Such risks, uncertainties and other factors that might cause such differences include, but are not limited to: intentions and expectations regarding future distributions on common shares and units; changes in operating costs; fluctuations in interest rates; adverse capital and credit market conditions that might affect our access to various sources of capital and cost of capital; our ability to manage our current debt levels and repay or refinance our indebtedness upon maturity or other payment dates; our ability to maintain financial covenant compliance under our debt agreements; adequate insurance coverage; the effect of government regulation; delays or inability to obtain necessary governmental permits and authorizations; changes in general and local economic and real estate market conditions; changes in demand for our properties that may result in lower-than-expected occupancy and/or rental rates; ability to acquire quality properties in targeted markets; ability to successfully dispose of certain assets; competition for tenants from similar competing properties; ability to attract and retain skilled personnel; cyber-intrusion; delays in completing development, redevelopment and/or lease up of properties and increased costs; ability to maintain effective internal controls over financial reporting and disclosure controls and procedures; and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended April 30, 2018 subsequent quarterly reports on Form 10-Q, and other public filings.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

S-3

IRET
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	7/31/2018	4/30/2018	1/31/2018	10/31/2017	7/31/2017
ASSETS
Real estate investments
Property owned	$1,636,233	$1,669,706	$1,568,725	$1,510,890	$1,424,251
Less accumulated depreciation	(326,772)	(311,324)	(304,149)	(292,976)	(280,563)
	1,309,461	1,358,382	1,264,576	1,217,914	1,143,688
Development in progress	—	—	—	—	—
Unimproved land	7,926	11,534	15,123	15,216	15,195
Mortgage loans receivable	10,530	10,329	10,329	10,329	—
Total real estate investments	1,327,917	1,380,245	1,290,028	1,243,459	1,158,883
Assets held for sale and assets of discontinued operations	—	—	—	239,688	280,083
Cash and cash equivalents	16,261	11,891	22,666	42,464	23,801
Restricted cash	4,103	4,225	121,337	3,782	3,713
Other assets	27,885	30,297	21,664	21,634	15,870
TOTAL ASSETS	$1,376,166	$1,426,658	$1,455,695	$1,551,027	$1,482,350

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND EQUITY
LIABILITIES
Liabilities held for sale and liabilities of discontinued operations	$—	$—	$2,016	$95,193	$127,413
Accounts payable and accrued expenses	28,112	29,018	33,776	32,581	34,248
Revolving line of credit	130,000	124,000	67,000	247,500	125,900
Term loan payable, net of loan costs	69,540	69,514	69,483	—	—
Mortgages payable, net of loan costs	464,557	509,919	553,388	561,798	565,705
Construction debt	—	—	—	21,649	20,134
TOTAL LIABILITIES	692,209	732,451	725,663	958,721	873,400

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	6,230	6,708	6,644	6,812	7,010
EQUITY
Series B Preferred Shares of Beneficial Interest	—	—	—	—	111,357
Series C Preferred Shares of Beneficial Interest	99,456	99,456	99,456	99,467	—
Common Shares of Beneficial Interest	899,708	907,843	910,173	910,683	912,625
Accumulated distributions in excess of net income	(402,190)	(395,669)	(364,684)	(490,612)	(488,535)
Accumulated other comprehensive income	1,987	1,779	359	—	—
Total shareholders’ equity	598,961	613,409	645,304	519,538	535,447
Noncontrolling interests – Operating Partnership	71,390	73,012	76,915	64,291	64,789
Noncontrolling interests – consolidated real estate entities	7,376	1,078	1,169	1,665	1,704
Total equity	677,727	687,499	723,388	585,494	601,940
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND EQUITY	$1,376,166	$1,426,658	$1,455,695	$1,551,027	$1,482,350

S-4

IRET
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share amounts)

	Three Months Ended
OPERATING RESULTS	7/31/2018	4/30/2018	1/31/2018	10/31/2017	7/31/2017
Real estate revenue	$45,946	$44,185	$42,716	$41,866	$40,978
Real estate expenses	19,529	18,734	18,055	18,718	17,527
Net operating income	26,417	25,451	24,661	23,148	23,451
Property management expense	(1,367)	(1,411)	(1,387)	(1,372)	(1,356)
Casualty gain/loss	(225)	155	(55)	(115)	(485)
Depreciation/amortization	(18,850)	(21,072)	(18,390)	(17,270)	(25,338)
Impairment of real estate investments	—	(17,809)	—	—	(256)
General and administrative expenses	(3,870)	(4,123)	(3,011)	(3,118)	(4,002)
Interest expense	(8,385)	(8,302)	(9,236)	(8,509)	(8,131)
Loss on extinguishment of debt	(552)	(122)	(285)	(334)	(199)
Interest and other income	516	592	433	255	228
Loss before income on sale of real estate and other investments and income from discontinued operations	(6,316)	(26,641)	(7,270)	(7,315)	(16,088)
Income on sale of real estate and other investments	9,249	2,285	12,387	5,324	124
Income (loss) from continuing operations	2,933	(24,356)	5,117	(1,991)	(15,964)
Income (loss) from discontinued operations	570	197	146,811	15,130	2,685
Net income (loss)	$3,503	$(24,159)	$151,928	$13,139	$(13,279)

Net (income) loss attributable to noncontrolling interest – Operating Partnership	(113)	2,663	(16,236)	(773)	1,644
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	(665)	622	413	455	371
Net income (loss) attributable to controlling interests	2,725	(20,874)	136,105	12,821	(11,264)
Dividends to preferred shareholders	(1,705)	(1,705)	(1,766)	(2,812)	(2,286)
Redemption of Preferred Shares	—	—	(8)	(3,649)	—
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,020	$(22,579)	$134,331	$6,360	$(13,550)

Per Share Data
Earnings (loss) per common share from continuing operations – basic & diluted	$0.01	$(0.19)	$0.03	$(0.06)	$(0.13)
Earnings per common share from discontinued operations – basic & diluted	—	—	1.09	0.11	0.02
Net income (loss) per common share – basic & diluted	$0.01	$(0.19)	$1.12	$0.05	$(0.11)

Percentage of Revenues
Real estate expenses	42.5%	42.4%	42.3%	44.7%	42.8%
General and administrative expenses	8.4%	9.3%	7.0%	7.4%	9.8%
Interest	18.2%	18.8%	21.6%	20.3%	19.8%
Income from discontinued operations	1.2%	0.4%	343.7%	36.1%	6.6%
Net (loss) income	7.6%	(54.7)%	355.7%	31.4%	(32.4)%

S-5

IRET
RECONCILIATION OF NET INCOME ATTRIBUTABLE TO
IRET TO FFO AND CORE FFO (unaudited)
(in thousands, except per share and unit amounts)

	Three Months Ended
	7/31/2018	4/30/2018	1/31/2018	10/31/2017	7/31/2017
Funds From Operations(1)
Net income (loss) attributable to controlling interests	$2,916	$(20,874)	$136,105	$12,821	$(11,264)
Less dividends to preferred shareholders	(1,705)	(1,705)	(1,766)	(2,812)	(2,286)
Less redemption of preferred shares	—	—	(8)	(3,649)	—
Net income (loss) available to common shareholders	1,211	(22,579)	134,331	6,360	(13,550)
Adjustments:
Noncontrolling interests – Operating Partnership	135	(2,663)	16,236	773	(1,644)
Depreciation and amortization of real property	17,837	20,269	19,017	19,894	28,119
Impairment of real estate investments attributable to controlling interests	—	15,192	—	—	256
Gain on depreciable property sales	(8,628)	(2,210)	(163,791)	(17,562)	(124)
FFO applicable to common shares and Units	$10,555	$8,009	$5,793	$9,465	$13,057

FFO per share and unit – basic and diluted	$0.08	$0.06	$0.04	$0.07	$0.10

Adjustments to Core FFO:
Loss on extinguishment of debt	552	122	6,787	340	199
Redemption of Preferred Shares	—	—	8	3,649	—
Severance and transitions costs	510	301	—	186	464
Core FFO applicable to common shares and Units	$11,617	$11,049	$12,588	$13,640	$13,720

Core FFO per share and unit – basic and diluted	$0.09	$0.08	$0.09	$0.10	$0.10

Weighted average shares and units	133,271	133,703	134,175	134,767	135,549

(1)	See Definitions section.

S-6

IRET
RECONCILIATION OF NET INCOME ATTRIBUTABLE TO
IRET TO ADJUSTED EARNINGS BEFORE INTEREST,
TAXES, DEPRECIATION, AND AMORTIZATION (ADJUSTED EBITDA) (unaudited)
(in thousands)

	Three Months Ended
	7/31/2018		4/30/2018		1/31/2018		10/31/2017		7/31/2017
Adjusted EBITDA(1)
Net income (loss) attributable to controlling interests	$2,916		$(20,874)		$136,105		$12,821		$(11,264)
Adjustments:
Noncontrolling interests – Operating Partnership	135		(2,663)		16,236		773		(1,644)
Income (loss) before noncontrolling interests – Operating Partnership	3,051		(23,537)		152,341		13,594		(12,908)
Add:
Interest expense	7,983		7,884		9,569		9,523		9,703
Loss on extinguishment of debt	552		122		6,787		340		199
Depreciation/amortization related to real estate investments	17,912		20,347		19,100		19,977		28,215
Amortization related to real estate revenues(2)	—		—		—		—		—
Impairment of unimproved land	—		2,617		—		—		—
Impairment of real estate investments attributable to controlling interests	—		15,192		—		—		256
Less:
Interest income	(481)		(569)		(408)		(316)		(564)
Gain on sale of real estate and other investments	(8,628)		(2,210)		(163,791)		(17,562)		(124)
Adjusted EBITDA	$20,389		$19,846		$23,598		$25,556		$24,777

Ratios
Adjusted EBITDA(1)/Interest expense	2.43	x	2.57	x	2.36	x	2.57	x	2.45	x
Adjusted EBITDA(1)/Interest expense plus preferred distributions	1.91	x	2.00	x	2.01	x	2.00	x	2.00	x

(1)	See Definitions.

(2)	Included in real estate revenue in the Statement of Operations.

S-7

IRET
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt(1)
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(2)	% of Total Debt
2019	—	—	—	—	—
2020	$79,219	—	$79,219	6.01%	11.9%
2021	54,871	—	54,871	5.05%	8.2%
2022	101,391	—	101,391	5.23%	15.2%
2023	27,883	—	27,883	4.13%	4.2%
Thereafter	203,191	—	203,191	3.79%	30.5%
Total secured maturing debt	$466,555	—	$466,555	4.65%	70.0%

Unsecured line of credit	—	$130,000	130,000	3.83%	19.5%
Unsecured term loan(3)	70,000	—	70,000	3.86%	10.5%
Total debt	$536,555	$130,000	$666,555	4.41%	100.0%

(1)	Includes line of credit and term loan.

(2)	Weighted average interest rate of debt that matures in fiscal year.

(3)	Term loan has a variable interest rate that is hedged with an interest rate swap and matures on January 31, 2023.

	7/31/2018	4/30/2018	1/31/2018	10/31/2017	7/31/2017
Debt Balances Outstanding(1)
Secured fixed rate	$466,555	$489,401	$494,874	$593,854	$605,028
Secured variable rate	—	22,739	61,001	86,672	100,388
Unsecured line of credit	130,000	124,000	67,000	247,500	125,900
Unsecured term loan	70,000	70,000	70,000	—	—
Debt total	$666,555	$706,140	$692,875	$928,026	$831,316

Weighted Average Interest Rate Secured	4.65%	4.69%	4.63%	4.63%	4.62%
Line of Credit Rate	3.83%	3.63%	3.45%	3.08%	2.98%
Term Loan Rate	3.86%	3.86%	4.01%	—	—

(1)	Includes mortgages on properties held for sale.

S-8

IRET
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	7/31/2018	4/30/2018	1/31/2018	10/31/2017	7/31/2017
Equity Capitalization
Common shares outstanding	119,507	119,526	120,035	120,188	120,587
Operating partnership units outstanding	13,895	14,099	14,168	14,618	14,657
Total common shares and units outstanding	133,402	133,625	134,203	134,806	135,244
Market price per common share (closing price at end of period)	$5.48	$5.33	$5.67	$5.85	$6.22
Equity capitalization-common shares and units	731,043	712,221	760,931	788,615	841,218
Recorded book value of preferred shares	$99,456	$99,456	$99,456	$99,467	$111,357
Total equity capitalization	$830,499	$811,677	$860,387	$888,082	$952,575

Debt Capitalization
Total debt	$666,555	$706,140	$692,875	$927,968	$839,134
Total capitalization	$1,497,054	$1,517,817	$1,553,262	$1,816,050	$1,791,709

Total debt to total capitalization	0.45:1	0.47:1	0.45:1	0.51:1	0.47:1

	Three Months Ended
	7/31/2018		4/30/2018		1/31/2018		10/31/2017		7/31/2017
Earnings to fixed charges(1)	1.30	x	(2)		1.56	x	(3)		(4)
Earnings to combined fixed charges and preferred distributions(1)	1.08	x	(2)		1.33	x	(3)		(4)
Debt service coverage ratio(1)	1.88	x	1.81	x	1.78	x	1.84	x	1.75	x

Distribution Data
Common shares and units outstanding at record date	133,402		133,625		134,203		134,806		135,830
Total common distribution paid	$9,345		$9,395		$9,420		$9,462		$9,509
Common distribution per share and unit	$0.07		$0.07		$0.07		$0.07		$0.07
Payout ratio (FFO per share and unit basis)(1)	87.5%		116.7%		175.0%		100.0%		70.0%
Payout ratio (Core FFO per share and unit basis)(5)	77.8%		87.5%		77.8%		70.0%		70.0%

(1)	Payout ratio (FFO per share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

(2)
Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $23.7 million and $25.4 million, respectively. Excluding non-cash asset impairment charges of $17.8 million in the three months ended April 30, 2018, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been .29x and .24x, respectively, for the three months ended April 30, 2018.

(3)
Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $1.6 million and $4.5 million, respectively, for the three months ended October 31, 2017.

(4)
Earnings were inadequate to cover (a) fixed charges and (b) combined fixed charges and preferred distributions by $15.5 million and $17.8 million, respectively. Excluding non-cash depreciation charges related to a change in depreciable lives and non-cash impairment charges of $14.7 million in the three months ended July 31, 2017, the ratio of earnings to fixed charges and of earnings to combined fixed charges and preferred distributions would have been .92x and .75x, respectively, for the three months ended July 31, 2017.

(5)	Payout ratio (Core FFO per share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per share and unit.

S-9

IRET
NET OPERATING INCOME DETAIL
(in thousands)

	Three months ended July 31,
	2018	2017	$ Change	% Change
Real estate rental revenue
Same-store	$36,737	$35,668	$1,069	3.00%
Non-same-store	6,352	331	6,021	1,819.03%
Other properties and dispositions	2,857	4,979	(2,122)	(42.62)%
Total	45,946	40,978	4,968	12.12%

Real estate expenses
Same-store	16,093	15,578	515	3.31%
Non-same-store	2,393	156	2,237	1,433.97%
Other properties and dispositions	1,043	1,793	(750)	(41.83)%
Total	19,529	17,527	2,002	11.42%

Net operating income (NOI)
Same-store	20,644	20,090	554	2.76%
Non-same-store	3,959	175	3,784	2,162.29%
Other properties and dispositions	1,814	3,186	(1,372)	(43.06)%
Net operating income	$26,417	$23,451	$2,966	12.65%

Reconciliation of NOI to net income (loss) available to common shareholders
Property management	$(1,367)	$(1,356)	$(11)	0.81%
Casualty	(225)	(485)	260	(53.61)%
Depreciation/amortization	(18,612)	(25,338)	6,726	(26.55)%
Impairment of real estate investments	—	(256)	256	(100.00)%
General and administrative expenses	(3,870)	(4,002)	132	(3.30)%
Interest expense	(8,385)	(8,131)	(254)	3.12%
Loss on debt extinguishment	(552)	(199)	(353)	177.39%
Interest and other income	516	228	288	126.32%
Loss before gain on sale of real estate and other investments and income from discontinued operations	(6,078)	(16,088)	10,010	(62.22)%
Gain on sale of real estate and other investments	9,224	124	9,100	7,338.71%
Income (loss) from continuing operations	3,146	(15,964)	19,110	(119.71)%
Income (loss) from discontinued operations	570	2,685	(2,115)	(78.77)%
Net income (loss)	3,716	(13,279)	16,995	(127.98)%
Net (income) loss attributable to noncontrolling interests – Operating Partnership	(135)	1,644	(1,779)	(108.21)%
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	(665)	371	(1,036)	(279.25)%
Net income (loss) attributable to controlling interests	2,916	(11,264)	14,180	(125.89)%
Dividends to preferred shareholders	(1,705)	(2,286)	581	(25.42)%
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,211	$(13,550)	$14,761	(108.94)%

S-10

IRET
SAME-STORE FIRST QUARTER COMPARISONS
(in thousands, except property data amounts)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		FY19Q1	FY18Q1	% Change	FY19Q1	FY18Q1	% Change	FY19Q1	FY18Q1	% Change
Rochester, MN	1,711	$6,014	$5,915	1.7%	$2,492	$2,387	4.4%	$3,522	3,528	(0.2)%
Minneapolis, MN	1,297	5,430	5,224	3.9%	2,172	1,839	18.1%	3,258	3,385	(3.8)%
Grand Forks, ND	1,554	4,192	4,142	1.2%	1,909	1,881	1.5%	2,283	2,261	1.0%
Omaha, NE	1,370	3,699	3,540	4.5%	1,669	1,602	4.2%	2,030	1,938	4.7%
Bismarck, ND	1,259	3,587	3,569	0.5%	1,606	1,574	2.0%	1,981	1,995	(0.7)%
St. Cloud, MN	1,190	3,365	3,185	5.7%	1,602	1,625	(1.4)%	1,763	1,560	13.0%
Topeka, KS	1,042	2,492	2,415	3.2%	1,098	1,049	4.7%	1,394	1,366	2.0%
Billings, MT	770	2,081	1,988	4.7%	876	860	1.9%	1,205	1,128	6.8%
Sioux Falls, SD	969	2,462	2,341	5.2%	1,194	1,210	(1.3)%	1,268	1,131	12.1%
Minot, ND	712	2,075	2,095	(1.0)%	949	1,016	(6.6)%	1,126	1,079	4.4%
Rapid City, SD	474	1,340	1,254	6.9%	526	535	(1.7)%	814	719	13.2%
Same-Store Total	12,348	$36,737	$35,668	3.0%	$16,093	$15,578	3.3%	$20,644	$20,090	2.8%

	Apartment Homes Included	Weighted Average Occupancy (1)			Weighted Average Monthly Rental Rate (2)			Weighted Average Monthly Revenue per Occupied Home (3)
Regions		FY19Q1	FY18Q1	% Change	FY19Q1	FY18Q1	% Change	FY19Q1	FY18Q1	% Change
Rochester, MN	1,711	92.9%	90.1%	3.1%	$1,223	$1,241	(1.5)%	$1,261	1,278	(1.3)%
Minneapolis, MN	1,297	92.8%	94.1%	(1.4)%	1,404	1,345	4.4%	1,504	1,426	5.5%
Grand Forks, ND	1,554	92.6%	93.8%	(1.3)%	923	909	1.5%	971	947	2.5%
Omaha, NE	1,370	94.7%	95.2%	(0.5)%	874	839	4.2%	951	905	5.1%
Bismarck, ND	1,259	93.9%	92.5%	1.5%	957	987	(3.0)%	1,011	1,021	(1.0)%
St. Cloud, MN	1,190	93.9%	92.7%	1.3%	931	893	4.3%	1,003	962	4.3%
Topeka, KS	1,042	94.9%	95.2%	(0.3)%	807	786	2.7%	841	811	3.7%
Billings, MT	770	92.4%	87.2%	6.0%	914	913	0.1%	975	987	(1.2)%
Sioux Falls, SD	969	93.0%	94.1%	(1.2)%	838	797	5.1%	911	856	6.4%
Minot, ND	712	94.4%	94.9%	(0.5)%	1,002	1,031	(2.8)%	1,029	1,033	(0.4)%
Rapid City, SD	474	94.7%	94.0%	0.7%	925	893	3.6%	995	938	6.1%
Same-Store Total	12,348	93.5%	92.9%	0.6%	$1,002	$987	1.5%	$1,061	$1,036	2.4%

(1)	Weighted average occupancy is defined as scheduled rent less vacancy losses divided by scheduled rent for the period.

(2)	Average scheduled rent per apartment home is scheduled rent divided by the total number of apartment homes. See definition of scheduled rent in the Definitions section.

(3)	Average revenue is defined as total rental revenues divided by the weighted average occupied apartment units for the period.

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IRET
SAME-STORE SEQUENTIAL QUARTER COMPARISONS
(in thousands, except property data amounts)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		FY19Q1	FY18Q4	% Change	FY19Q1	FY18Q4	% Change	FY19Q1	FY18Q4	% Change
Rochester, MN	1,711	$6,014	$6,083	(1.1)%	$2,492	$2,312	7.8%	$3,522	$3,771	(6.6)%
Minneapolis, MN	1,297	5,430	5,293	2.6%	2,172	2,110	2.9%	3,258	3,183	2.4%
Grand Forks, ND	1,554	4,192	4,222	(0.7)%	1,909	1,964	(2.8)%	2,283	2,258	1.1%
Omaha, NE	1,370	3,699	3,652	1.3%	1,669	1,566	6.6%	2,030	2,086	(2.7)%
Bismarck, ND	1,259	3,587	3,531	1.6%	1,606	1,573	2.1%	1,981	1,958	1.2%
St. Cloud, MN	1,190	3,365	3,353	0.4%	1,602	1,578	1.5%	1,763	1,775	(0.7)%
Topeka, KS	1,042	2,492	2,453	1.6%	1,098	1,016	8.1%	1,394	1,437	(3.0)%
Billings, MT	770	2,081	2,011	3.5%	876	576	52.1%	1,205	1,435	(16.0)%
Sioux Falls, SD	969	2,462	2,470	(0.3)%	1,194	1,098	8.7%	1,268	1,372	(7.6)%
Minot, ND	712	2,075	2,086	(0.5)%	949	1,214	(21.8)%	1,126	872	29.1%
Rapid City, SD	474	1,340	1,332	0.6%	526	623	(15.6)%	814	709	14.8%
Same-Store Total	12,348	$36,737	$36,486	0.7%	$16,093	$15,630	3.0%	$20,644	$20,856	(1.0)%

	Apartment Homes Included	Weighted Average Occupancy (1)			Weighted Average Monthly Rental Rate (2)			Weighted Average Monthly Revenue per Occupied Home (3)
Regions		FY19Q1	FY18Q4	% Change	FY19Q1	FY18Q4	% Change	FY19Q1	FY18Q4	% Change
Rochester, MN	1,711	92.9%	95.1%	(2.3)%	$1,223	$1,207	1.3%	$1,261	1,246	1.2%
Minneapolis, MN	1,297	92.8%	93.4%	(0.6)%	1,404	1,378	1.9%	1,504	1,456	3.3%
Grand Forks, ND	1,554	92.6%	95.3%	(2.8)%	923	907	1.8%	971	950	2.2%
Omaha, NE	1,370	94.7%	95.9%	(1.3)%	874	858	1.9%	951	927	2.6%
Bismarck, ND	1,259	93.9%	94.2%	(0.3)%	957	956	0.1%	1,011	993	1.8%
St. Cloud, MN	1,190	93.9%	95.4%	(1.6)%	931	906	2.8%	1,003	985	1.8%
Topeka, KS	1,042	94.9%	95.1%	(0.2)%	807	798	1.1%	841	825	1.9%
Billings, MT	770	92.4%	91.6%	0.9%	914	905	1.0%	975	951	2.5%
Sioux Falls, SD	969	93.0%	95.7%	(2.8)%	838	820	2.2%	911	888	2.6%
Minot, ND	712	94.4%	96.1%	(1.8)%	1,002	996	0.6%	1,029	1,017	1.2%
Rapid City, SD	474	94.7%	96.6%	(2.0)%	925	904	2.3%	995	969	2.7%
Same-Store Total	12,348	93.5%	94.8%	(1.4)%	$1,002	$986	1.6%	$1,061	$1,039	2.1%

(1)	Weighted average occupancy is defined as scheduled rent less vacancy losses divided by scheduled rent for the period.

(2)	Average scheduled rent per apartment home is scheduled rent divided by the total number of apartment homes. See definition of scheduled rent in the Definitions section.

(3)	Average revenue is defined as total rental revenues divided by the weighted average occupied apartment units for the period.

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IRET
PORTFOLIO SUMMARY(1)

	Three Months Ended
	7/31/2018	4/30/2018	1/31/2018	10/31/2017	7/31/2017
Number of Apartment Homes
Same-Store	12,348	11,320	11,320	11,384	11,384
Non-Same-Store	1,355	2,856	2,466	2,192	2,019
All Communities	13,703	14,176	13,786	13,576	13,403

Average Investment Per Apartment Home
Same-Store	$72,535	$88,219	$88,329	$88,047	$87,876
Non-Same-Store	269,639	212,818	202,277	185,150	166,261
All Communities	$92,027	$112,401	$108,681	$102,760	$99,684

Average Scheduled Rent(2) per Apartment Home
Same-Store	$1,002	$942	$957	$962	$954
Non-Same-Store	1,655	1,358	1,355	1,330	1,182
All Communities	$1,066	$1,023	$1,028	$1,018	$988

Average Revenue per Occupied Apartment Home(3)
Same-Store	$1,061	$992	$1,007	$1,016	$1,007
Non-Same-Store	1,774	1,349	1,407	1,276	1,230
All Communities	$1,131	$1,064	$1,079	$1,058	$1,041

Occupancy
Same-Store	94.0%	96.5%	95.3%	95.2%	94.5%
Non-Same-Store	90.3%	92.1%	90.1%	92.4%	89.3%
All Communities	93.6%	95.6%	94.3%	94.8%	93.7%

Operating Expenses as a % of Scheduled Rent
Same-Store	47.0%	46.6%	47.8%	50.9%	49.7%
Non-Same-Store	37.8%	40.1%	39.1%	42.6%	40.8%
All Communities	45.6%	44.9%	45.7%	49.2%	48.1%

Capital Expenditures
Total Capital Expenditures(2) per Unit – Same-Store	$286	$153	$240	$396	$240

(1)	Previously reported amounts are not revised for discontinued operations or changes in the composition of the same-store properties pool.

(2)	See definition of scheduled rent. Average scheduled rent is scheduled rent divided by the total number of units.

(3)	Total revenues divided by the weighted average occupied units for the period.

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IRET
SAME-STORE CAPITAL EXPENDITURES
($ in thousands, except per unit amounts)

	Three Months Ended
	7/31/2018	7/31/2017
Total Multifamily Same-Store Units	12,348	12,344

Turnover	$1,242	$1,410
Furniture & Equipment	120	35
Building – Interior	126	288
Building – Exterior	1,408	783
Landscaping & Grounds	578	338
Capital Expenditures	$3,474	$2,854
CapEx per Unit	281	231

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Definitions
July 31, 2018

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt and gain/loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA as calculated by us is not comparable to Adjusted EBITDA reported by other REITs that do not define Adjusted EBITDA exactly as we do.

Core funds from operations (Core FFO) is FFO as adjusted for non-routine items or items not considered core to our business operations. By further adjusting for items that are not considered part of our core business operations, we believe Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure and may be calculated differently by other REITs.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization.

Funds from operations (FFO) is defined by the National Association of Real Estate Investment Trusts, Inc. (NAREIT) as net income (computed in accordance with GAAP), excluding gains (or losses) associated with the sale of previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. We believe that FFO, which is a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding our operating performance, primarily because its calculation excludes depreciation and amortization expense on real estate assets, thereby providing an additional perspective on our operating results. We believe that GAAP historical cost depreciation of real estate assets generally is not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. In addition, the exclusion in NAREIT’s definition of FFO of impairment write-downs and gains and losses from the sale of previously depreciated operating real estate assets helps to identify the operating results of the long-term assets that form the base of our investments, and assists management and investors in comparing those operating results between periods.

Net Debt to Annualized Adjusted EBITDA is total debt less cash and cash equivalents and real estate deposits (as reported for the end of the quarter) divided by Adjusted EBITDA (as reported for the end of the quarter), multiplied by 4.

Net Operating Income (NOI) is a non-U.S. GAAP measure which we define as total real estate revenues less property operating expenses and real estate tax expense.  We believe that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing and general and administrative expense. NOI does not represent cash generated by operating activities in accordance with U.S. GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense, and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests – consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

S-15

Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

Same-store properties are properties owned or in service for the entirety of the periods being compared (except for properties classified as held for sale) and which, in the case of development properties, have achieved a stabilized level of occupancy, which is generally 90%.

U.S. GAAP is defined as accounting principles generally accepted in the United States of America.

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